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UBS Global Life Sciences Conference

September 25, 2007

Forward-Looking Statements

Except for statements of historical fact, the matters discussed in this presentation are forward looking and pursuant to the safe harbor provisions of the private Securities Litigation Reform Act of 1995. These forward-looking statements reflect numerous assumptions and involve a variety of risk and uncertainties, many of which are beyond the company's control that may cause actual results to differ materially from stated expectations. These risk factors include, among others, the risk the merger might not close as anticipated, limited operating history, difficulty in developing, exploiting, and protecting proprietary technologies, the risk that our technology may not be effective, uncertainty as to the outcome of legal proceedings, intense competition, and substantial regulation in the medical device and healthcare industries, as discussed in the Company's periodic reports filed with the Securities and Exchange Commission, available on its website at http://www.sec.gov.

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- On August 10, 2007, Xcorporeal announced a definitive merger agreement with CT Holdings Enterprises, Inc. (**OTCBB: CTHE**), pursuant to which Xcorporeal will emerge as the surviving entity.
- ***Investors are urged to read the joint information statement/ prospectus for the merger filed with the* Securities and Exchange *Commission because they contain important information***
- Investors can get the documents for free on the Commission's website at http://www.sec.gov.
- The documents also are available free from Investor Relations, CT Holdings Enterprises, Inc., 2100 McKinney Avenue, Suite 1500, Dallas, TX 75201, (214) 750-2454, or

Investor Relations
Xcorporeal, Inc.
11150 Santa Monica Blvd., Suite 340
Los Angeles, CA 90025
(310) 424-5668

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Xcorporeal Overview

- Medical device company
- Located in Los Angeles, CA
- Commercializing *extra-corporeal* medical devices that will replace the function of failing or failed organs
- Innovative platform technology may be superior to those currently in use
- Four initial applications arising from this platform
- Primary business focus is on devices for renal replacement therapy

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Xcorporeal's Products
Anticipated Approval Dates

Device	E.U.	U.S.
Portable Ultrafiltration Device - Congestive Heart Failure	Out-License	Out-License
Portable Hemodialysis Device - CRRT/Acute Hemodialysis	Q4'08	Q1'09
Portable Hemodialysis Device - Home Hemodialysis	Q4'08	Q2'09
Wearable Artificial Kidney - Home Hemodialysis	2010	2012

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Xcorporeal's Ultrafiltration Device

- Rapid adaptation of technology
- Minimal resource expenditure
- Large potential market
- Out-license opportunity

Fluid Overload in Congestive Heart Failure

- Congestive Heart Failure
  - Affects ~2% of US population (>6 million)
  - Incidence increasing 8% per year
- CHF Expenditure in U.S. >$33B in ‘07
  - 58% expenditures attributed to hospitalizations
  - Est. 3.6M hospitalizations for fluid overload in 2007
- Intravenous diuretics are effective
  - 30% develop renal insufficiency
  - 50% rehospitalized within 6 months
- Reemergence of Ultrafiltration therapy

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Why Ultrafiltration?

- Chronic use of diuretics is associated with risk of developing renal failure >>> increased mortality
- Marketing efforts of CHF Solutions, Inc.
- Recognition of clinical benefits of UF at 90 days following hospital discharge (Costanzo et al., JACC 49:675, Feb '07)
  - Decrease rehospitalizations by 44%
  - Decrease rehospitalization days by 63%
  - Decrease in unscheduled office and ER visits by 51%

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Clinical Study with UF Prototype Device



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Prototype UF Device is Effective at Removing Salt and Water

	Qb	Qf	Heparin	Treatment Time	Total UF	Salt Removed
Patient #	mL/min	mL/hr	U/hr	hrs	mL	gm
1	134.2	120	758.3	6	770	6.93
2	118.9	288	300	4	984	8.856
3	121.9	120	1000	6	708	6.372
4	106.1	250	500	6	1610	14.49
5	106.8	175	533.3	6	1233	11.097
6	108.6	200	1000	6	1201	10.809
Average	**116.1**	**192.2**	**682.0**	**5.7**	**1084.3**	**9.8**
Std Dev	±11.1	±68.2	±286.1	±0.8	±335.4	±3.1

**Publication pending in Kidney International

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Xcorporeal's UF Device
(Prototype)


12:00


12:00

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Xcorporeal vs CHF Solutions



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Xcorporeal's Ultrafiltration Device

- Smaller portable device will allow patients to ambulate and prevent thromboembolism
- Simple-to-use
  - Operator Interface
  - Set-up, tear down (snap-in disposable unit)
  - Minimal training required
- Anticoagulant pump built into machine
- Battery operated for 1- 2 hrs
- More cost-effective than CHF Solutions
- Xcorporeal plans to out-license/partner this device
  - Realize value on Xcorporeal's innovation
  - Maintain focus on core renal replacement devices

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Xcorporeal's Core Business: Devices for Renal Replacement Therapy

- Portable Hemodialysis Device
  - Hospital CRRT/Acute Hemodialysis
- Portable Hemodialysis Device
  - Home Hemodialysis
- Wearable Artificial Kidney
  - Home Hemodialysis

Portable Hemodialysis Device
for
Hospital CRRT/Acute Hemodialysis

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Acute Renal Failure-Hospital

- Prevalence >200,000/year in the U.S. with 50% mortality; majority hospitalized in ICUs
- Growing at 10% per year due to aging population and increasing severity of hospitalized patients
- Continuous Renal Replacement Therapy (CRRT) is emerging therapy of choice
  - 24hour/7day therapy mimics normal kidney
  - Slow and gentle therapy (No sudden volume shifts)
- Adoption of CRRT limited by
  - Labor intensive therapy
  - Expensive replacement fluid

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Xcorporeal's Hospital Renal Replacement Device

- Smaller, truly portable device (30-40 lbs)
- Multifunctional – CRRT & Intermittent HD
- Decrease Workload for ICU staff
  - No plumbing requirements or bagged dialysate
  - Simple to use operator interface
  - Snap-in disposable unit
  - Simple set-up, tear down
- Cost effective
  - Decrease in medical staff time (nurse, pharmacist)
  - No need for bagged dialysate ($180/treatment)

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Portable Hemodialysis Device for Home Renal Replacement Therapy

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Chronic Renal Failure

- 75M Americans at risk of developing CRF
- 9th leading cause of death in the US
- No “cure” and therapy focuses on slowing progression to end-stage renal disease
- End-Stage Renal Disease
  - >350,000 patients receiving dialysis
  - Healthcare Expenditures ~$32b/yr in 2004
  - 0.2% population but 7% of Medicare budget
  - Mature, cost-constraint industry

Hemodialysis for ESRD



- 90% ESRD pts. on HD
- Majority of patients undergo therapy 3x/wk at an outpatient clinic for 3-4 hours/session
- High morbidity: 12-14 d in the hospital per year
- Mortality in the US remains highest in the world, ~24% in Year 1

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Why an Opportunity for Xcorporeal?

- Recognition that more hemodialysis produces better patient outcomes
  - Reduces meds, e.g. erythropoietins (WW sales >$5B)
  - Reduces hospitalizations
  - Improves quality of life
- Hemodialysis clinics are expensive to build, ~$1.5M for a 20 station, 120 patient unit
- Major efficiencies have been achieved within the industry – consolidation, vertical integration
- Cost-constraints, price compression
  - Capitation: single reimbursement rate
  - Bundling of all services including meds. is on the horizon

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Home Hemodialysis is the Only Growth Opportunity in ESRD

- Patient Benefits
  - Increased time on hemodialysis with improved outcomes
  - Potential for nocturnal dialysis
  - Improved quality of life: diet, sleep, time
- Provider Benefits
  - Decreased need for nurses/techs
  - Increase in revenues without need for additional infrastructure
  - Decreased need for expensive medications

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Comparable – NxStage Medical, Inc.

- Emerging growth hemodialysis company
- "System One" device
  - Home hemodialysis: 1,615 patients; <0.5% market
  - Hospital CRRT for acute renal failure
- Financial Metrics
  - $542M market capitalization – 9/19/07 (Pro-forma)
    - 17.5x trailing twelve months revenues
    - 13.6x annualized Q2, 2007 revenues
  - Quarter ended June 30, 2007 financial highlights
    - $53M in cash
    - $17M operating expenses
    - $13.5M operating loss

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Why will Xcorporeal's Home Hemodialysis Device Succeed?

- Market forces driving home hemodialysis
  - Price compression
  - Marketing efforts of NxStage
- Smaller, portable device (30-40 lbs)
- Improved flow rates relative to NxStage
- Cost effective
  - No water purification system (~$100K/center)
  - No need for bagged dialysate (~$360/month)
- Simple to use
  - Simple user interface
  - Simple set up, tear down

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Comparison of Home Hemodialysis Devices

	Fresenius 2008K	Renal Solutions	NxStage	Xcorp
Dialysate/4-hr (Liters)	120	6	20-30	2 - 4
Dry Weight (lbs)	160	195	80	30-40
UF Measurement	Volumetric	Scale	Volumetric	Volumetric
Dialysate Regeneration	No	Yes	No	Yes
Portable	No	No	Partial	Yes
Installation Cost	High	Low	Low	Low
Size (cu ft)	16	16	5	1.5
Drainage Required	Yes	No	Yes	No

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Wearable Artificial Kidney

Wearable Artificial Kidney

- "Disruptive" technology
- Wearable, light-weight device (2.5-5 lbs)
- Battery operated
- Fully automated, simple to use
- Dialysate regeneration with sorbents
- 24 hrs/7 days therapy that should revolutionize care of ESRD patients

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Wearable Artificial Kidney

- Initial clinical study conducted with a prototype device at The Royal Free Hospital, London
  - Paper selected by ASN as Top 10 Most Important
  - 8 ESRD subjects dialyzed for mean of 6.4 hrs
  - Potentially superior creatinine, urea, and beta-2-microglobulin clearance
  - No adverse events reported
  - Subjects ambulated untethered and w/o impact on device performance
  - Full data set will be presented at ASN in Oct '07
  - Publication pending in peer review journal

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Regulatory Strategy

Device	U.S.	E.U.	Clinical Trials
Ultrafiltration - CHF	510(k)	CE	None
CRRT/Acute HD	510(k)	CE	None
Home Hemodialysis	510(k)	CE	30-40 patients
Wearable Artificial Kidney	PMA	CE	100-200 patients

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Reimbursement Codes (CMS/Medicare) are Established

Procedure	Code	Amount	Comments
Ultrafiltration Aquapheresis	36514	$720/tx	Code for plasmapheresis
Acute HD	90935	$406/tx	
CRRT	90935	$406/tx	
Home HD	90925 90921	$1800/mo	Includes all HD supplies
Outpatient HD	90925 90921	$96-123/tx	Varies depending on region

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Xcorporeal's Renal Replacement Therapy Market Opportunity

$ in millions	US	Europe	Asia	Total
Hospital Renal Replacement Device:				
Disposables	$968	$660	$484	$2,112
Device	$465	$465	$232	$1,162
Total Hospital RR Device	$1,433	$1,125	$716	$3,274
ESRD-Home Renal Replacement Device and Wearable Artificial Kidney:				
Total Home RRD and WAK	$7,074	$7,146	$3,537	$17,757
Total All Devices	**$8,507**	**$8,271**	**$4,253**	**$21,031**

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Management Team

• Terren Peizer Executive Chairman	CEO, Chairman & Founder Hythiam
• Winson Tang, MD, FACP Chief Operating Officer	Amgen, Vertex, Tularik, Isis, Pacific Capital Grp
• Victor Gura, MD Chief Medical Officer	Cedars-Sinai Med Cntr, Assoc Clin Prof, UCLA
• Robert Weinstein, CPA, MBA Chief Financial Officer	Citi Private Equity, Able Labs, GE Capital

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Management Team

- Nina Peled, PhD, MBA
  SVP-Quality & Regulatory
  Hansen, Cygnus, Amira, Lumenis, i-STAT, BM
- James Braig, MSME
  SVP-Product Dev
  Optiscan, Square One Tech, Ohio Medical
- Barry Fulkerson
  VP-Hardware Systems
  NxStage, COBE (Prisma, CS3), Gambro
- Russ Joseph, MS
  VP-Disposable Engineer
  Gish Biomedical, Sorin, Baxter Healthcare

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Product Development Team

- Internal team of engineers with expertise in dialysis equipment and disposables who previously worked at Cobe, Gambro, Aksys, NxStage and Baxter
- Contract Product Development Group in Southern California to leverage the expertise of an additional 10-15 engineers
- Manufacturing will be outsourced

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Selected Board Members and Scientific Advisors

• Hans Polaschegg, PhD	Fresenius-(A1008D, 2008D, 2008H) Chairman,Extracorp Cir & Infusion Tech Com
• Dan Goldberger, MSME	Glucon, OSI Systems, Optiscan, Nellcor
• Kelly McCrann, MBA	DaVita, PacificCare, Prof Dental Assoc, KPMG, McKinsey

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Selected Financial Information

($ in millions)

- Balance Sheet – as of June 30, 2007:

- Cash and Marketable Securities	$23.0
- Total assets	$23.3
- Total liabilities	$1.9
- Total stockholders' equity	$21.5
- Working capital	$21.4

- Other:
  - Shares Outstanding - 14.4 million
  - Private Placement - Q4 '06, Net Proceeds $27.3M
  - $1.0 million monthly cash burn rate

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Company Milestones

- Ultrafiltration Device for CHF
  - Functional Prototype — Oct '07
- CRRT/Acute Intermittent Hemodialysis Device
  - Production Prototype — June '08
  - 510(k) submission — Sept '08
- Home Hemodialysis Device
  - Production Prototype — June '08
  - Clinical study — Sept '08
  - 510(k) submission — Jan '09
- Wearable Artificial Kidney
  - ASN presentation — Oct '07

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Xcorporeal Advantages

- Experienced management team
- Multiple products
- Minimal to low risk
  - Improved "Next Generation" devices
    - Congestive heart failure
    - Acute renal failure/ESRD
  - Prototype devices tested successfully in humans
  - Well defined regulatory approval strategy
  - Well delineated reimbursement codes
- U.S. commercialization of first dialysis device in Q1'09
- CHF product partnering / licensing opportunity 2008
- Multi-billion dollar markets
- Wearable Artificial Kidney – "Disruptive" Technology

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